SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 30, 2003

PROSOFTTRAINING

(Exact name of registrant as specified in its charter)

Nevada	000-21535	87-0448639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 N. 44th Street, Suite 600, Phoenix, AZ 85008

(Address of principal executive offices)                (Zip Code)

Registrant’s telephone number, including area code:

(602) 794-4199

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On October 21, 2003, ProsoftTraining disclosed that a Nasdaq Listing Qualifications Panel has granted ProsoftTraining an exception to the $1.00 minimum bid price requirement to allow for further developments in the U.S. Securities and Exchange Commission rule-making process. The exception extends through December 1, 2003. A copy of the press release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	EXHIBITS

99.1	ProsoftTraining press release dated October 21, 2003.
99.2	ProsoftTraining press release dated September 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 30, 2003, ProsoftTraining announced its financial results for its fiscal fourth quarter and fiscal year ended July 31, 2003. A copy of the press release is furnished to the United States Securities and Exchange Commission (the “Commission”) with this current report on Form 8-K as Exhibit 99.2.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSOFTTRAINING (Registrant)

Date: October 28, 2003	By:	/s/ William J. Weronick

Name: William J. Weronick Title: Vice President Finance

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	ProsoftTraining press release dated October 21, 2003.
99.2	ProsoftTraining press release dated September 30, 2003

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